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                                                                  EXHIBIT: 10.16

                                 FIRST AMENDMENT

                   AOL TIME WARNER FIVE-YEAR CREDIT AGREEMENT
                            DATED AS OF JULY 8, 2002

                  FIRST AMENDMENT, dated as of March 31, 2003 (this "Amendment"), to the FIVE-YEAR CREDIT AGREEMENT (the "Agreement"), dated as of July 8, 2002, among AOL TIME WARNER INC., a Delaware corporation ("AOLTW"), Time Warner Entertainment Company, L.P., a Delaware limited partnership ("TWE"), Time Warner Entertainment-Advance/Newhouse Partnership, a New York general partnership ("TWEAN"), AOL TIME WARNER FINANCE IRELAND, a corporation of the Republic of Ireland ("AOLTWFI"); together with AOLTW, TWE and TWEAN, the "Borrowers"), the several banks and other financial institutions from time to time parties to the Agreement (the "Lenders"), ABN AMRO BANK N.V. and BNP PARIBAS, as co-documentation agents, BANK OF AMERICA, N.A. and CITIBANK, N.A., as co-syndication agents, and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H :

                  WHEREAS, pursuant to the Agreement, the Lenders have agreed to make, and have made, certain loans and extensions of credit to the Borrowers; and

                  WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders enter into this Amendment.

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto hereby agree as follows:

                  I. Definitions. Unless otherwise defined herein, terms defined in the Agreement shall be used as so defined.

                  II. Amendments to Section 1.01. Section 1.01 of the Agreement is hereby amended:

                  (a) by deleting the definitions of "Consolidated Net Worth" and "364-Day Credit Agreement" contained therein in their respective entireties.

                  (b) by deleting the following defined terms contained therein in their respective entireties and inserting in lieu thereof the following new definitions:

                  "'Commitment Utilization Percentage' means on any day the percentage equivalent to a fraction (a) the numerator of which is the sum of the aggregate outstanding Revolving Credit Exposure of the Lenders under the Facilities (as modified or replaced from time to time) then in effect in the aggregate and (b) the denominator of which is the sum of the aggregate amount of the Commitments of the Lenders then in effect under the Facilities (as modified or replaced from time to time) then in effect in

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                  the aggregate; provided that on any day subsequent to (i) the
                  Initial Maturity Date (under and as defined in the AOLTW 364-Day Credit Agreement) if a Term Out Notice has been delivered pursuant to Section 2.09(f) of the AOLTW 364-Day Credit Agreement, the aggregate amount of the Commitments of the Lenders under the AOLTW 364-Day Credit Agreement for purposes of this definition shall be the aggregate amount of the outstanding Revolving Credit Exposure of the Lenders thereunder and (ii) the Initial Maturity Date (under and as defined in the TWC 364-Day Credit Agreement) if a Term Out Notice has been delivered pursuant to Section 2.09(f) of the TWC 364-Day Credit Agreement, the aggregate amount of the Commitments of the Lenders under the TWC 364-Day Credit Agreement for purposes of this definition shall be the aggregate amount of the outstanding Revolving Credit Exposure of the Lenders thereunder."

                  "Facilities" means the credit facilities extended pursuant to this Agreement, the AOLTW 364-Day Credit Agreement and the TWC 364-Day Credit Agreement."

                  (c) by deleting from the definition of "Film Financings" the words "other than to a Subsidiary of TWE or TBS" and inserting in lieu thereof the words "other than to a Subsidiary of Warner Communications Inc. or TBS".

                  (d) by adding the following new definitions in the appropriate alphabetical order:

                  "'AOLTW 364-Day Credit Agreement' means the Amended and Restated 364-Day Credit Agreement, dated the date hereof and amended and restated as of March 31, 2003, among AOLTW, AOLTWFI, the lenders referred to therein, Bank of America, N.A. and Citibank, N.A., as Co-Syndication Agents, ABN AMRO Bank N.V. and BNP Paribas, as Co-Documentation Agents, and JPMorgan Chase Bank, as Administrative Agent, as amended, supplemented or otherwise modified from time to time."

                  "'Consolidated Interest Coverage Ratio' means, for any period for any Person, the ratio of (a) Consolidated EBITDA of such Person and its Restricted Subsidiaries for such period to (b) Consolidated Interest Expense for such Person and its Restricted Subsidiaries for such period."

                  "'Consolidated Interest Expense' means, for any period for any Person, total cash interest expense (including that attributable to Capital Lease Obligations) of such Person and its Restricted Subsidiaries for such period with respect to all outstanding Indebtedness of such Person and its Restricted Subsidiaries (other than the amount amortized during such period in respect of all fees paid in connection with the incurrence of such Indebtedness), such expense to be determined on a consolidated basis in accordance with GAAP."

                  "'TWC 364-Day Credit Agreement' means the Amended and Restated 364-

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                  Day Credit Agreement, dated the date hereof and amended and restated as of March 31, 2003, among Time Warner Cable, Inc., TWE, the lenders referred to therein, Bank of America, N.A. and Citibank, N.A., as Co-Syndication Agents, ABN AMRO Bank N.V. and BNP Paribas, as Co-Documentation Agents, and JPMorgan Chase Bank, as Administrative Agent, as amended, supplemented or otherwise modified from time to time."

                  III. Amendment to Article II. Article II of the Agreement is hereby amended by deleting Section 2.21 in its entirety and inserting the following new Section 2.21 in lieu thereof:

                  "Section 2.21 Termination of Certain Borrowers. AOLTW may elect by written notice to the Administrative Agent to terminate the status of TWE or TWEAN as a Borrower under any Facility; provided that at the time of such election TWE or TWEAN, as the case may be, is not obligated in respect of any outstanding Loans (including, without limitation, any Swingline Loans) or any Letters of Credit under such Facility. Upon the receipt by the Administrative Agent of such notice of termination, AOLTW may designate such terminated Borrower as an Unrestricted Subsidiary in accordance with the requirements set forth in Section 6.08. Upon the termination of TWE or TWEAN, as the case may be, as a Borrower hereunder pursuant to this Section, any Guarantees of the Obligations of such Borrower shall terminate without any further action."

                  IV. Amendment to Section 6.01. Section 6.01 of the Agreement is hereby amended by deleting paragraph (b) thereof in its entirety and inserting the following new paragraph (b) in lieu thereof:

                  "(b) The Consolidated Interest Coverage Ratio for AOLTW and its Restricted Subsidiaries for any period of four consecutive fiscal quarters of AOLTW will not be less than 2.00 to 1.00."

                  V. Conditions to Effectiveness. (a) This Amendment shall become effective on the date upon which the Administrative Agent shall have received this Amendment, duly executed and delivered by each Borrower, each Guarantor party to the Primary Guarantee and the Required Lenders, and (b) the Required Lenders (under and as defined in the 364-Day Credit Facility) shall have consented to the execution and delivery by the Administrative Agent of the AOLTW 364-Day Credit Agreement (as defined herein) and the TWC 364-Day Credit Agreement (as defined herein) and the same shall be in full force and effect.

                  VI. Representations and Warranties. The Borrowers represent and warrant to each Lender that: (a) the representations and warranties made by the Borrowers and the other Credit Parties in or pursuant to the Credit Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly made only as of an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and all references to the Agreement therein shall be deemed to include the Agreement as amended by this Amendment, and (b) after giving effect to the

                                       3

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amendments contained herein, no Default or Event of Default has occurred and is continuing.

                  VII. Continuing Effect. Except as expressly amended hereby, the Agreement and the other Credit Documents shall continue to be and shall remain in full force and effect in accordance with their terms. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders under the Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Agreement or any other Credit Document.

                  VIII. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  XI. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

                  X. Termination of Borrowers. Upon effectiveness of this Amendment in accordance with paragraph II hereof, AOLTW hereby (a) notifies the Administrative Agent of its election to terminate the status of TWE and TWEAN as Borrowers under the Agreement and (b) confirms that neither TWE or TWEAN, as the case may be, is obligated in respect of any outstanding Loans (including, without limitation, any Swingline Loans) or any Letters of Credit under the Agreement.

                  [Remainder of Page Intentionally Left Blank]

                                       4

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    AOL TIME WARNER INC.

                                    By: /s/ Raymond G. Murphy
                                        -----------------------
                                     Name:  Raymond G. Murphy
                                     Title: Vice President & Treasurer

                                    TIME WARNER ENTERTAINMENT
                                    COMPANY, L.P.

                                    By: /s/ Raymond G. Murphy
                                        -----------------------
                                     Name:  Raymond G. Murphy
                                     Title: Vice President & Treasurer

                                    TIME WARNER ENTERTAINMENT -
                                    ADVANCE/NEWHOUSE PARTNERSHIP

                                    By: /s/ Raymond G. Murphy
                                        -----------------------
                                     Name:  Raymond G. Murphy
                                     Title: Vice President & Treasurer

                                    AOL Time Warner FINANCE IRELAND

                                    By: /s/ Raymond G. Murphy
                                        -----------------------
                                     Name:  Raymond G. Murphy
                                     Title: Vice President & Treasurer

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                                    JPMORGAN CHASE BANK

                                    By: /s/ Joan Fitzgibbon
                                        -----------------------
                                     Name:  Joan M. Fitzgibbon
                                     Title: Managing Director

                                    BANK OF AMERICA, N.A.

                                    By: /s/ James T Gilland
                                        -----------------------
                                     Name:  James T. Gilland
                                     Title: Managing Director

                                    ABN AMRO BANK N.V.

                                    By: /s/ David Carrington
                                        -----------------------
                                     Name:  David Carrington
                                     Title: Group Vice President

                                    By: /s/ Shilpa Parandekar
                                        -----------------------
                                     Name:  Shilpa Parandekar
                                     Title: Assistant Vice President

                                    CITIBANK, N.A.

                                    By: /s/ Julio Ojea-Quintana
                                        ------------------------
                                     Name:  Julio Ojea-Quintana
                                     Title: Director

                                    BNP PARIBAS

                                    By: /s/ Nuala Marley
                                        -----------------------
                                     Name:  Nuala Marley
                                     Title: Director

                                    By: /s/ Todd Rodgers
                                        -----------------------
                                     Name:  Todd Rodgers
                                     Title: Vice President

                                    BANK ONE, NA

                                    By: /s/ Jennifer L. Jones
                                        -----------------------
                                     Name:  Jennifer L. Jones
                                     Title: Associate Director

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                                    BARCLAYS BANK PLC

                                    By: /s/ L. Peter Yetman
                                        -----------------------
                                     Name:  L. Peter Yetman
                                     Title: Director

                                    DEUTSCHE BANK AG, NEW YORK BRANCH

                                    By: /s/ Andreas Neumeier
                                        -----------------------
                                     Name:  Andreas Neumeier
                                     Title: Director

                                    By: /s/ Peter Eschmann
                                        -----------------------
                                     Name:  Peter Eschmann
                                     Title: Vice President

                                    THE ROYAL BANK OF SCOTLAND PLC

                                    By: /s/ David A. Lucas
                                        -----------------------
                                     Name:  David A. Lucas
                                     Title: Senior Vice President

                                    WESTLB AG, NEW YORK BRANCH
                                    (formerly known as Westdeutsche Landesbank
                                    Girozentrale)

                                    By: /s/ Lucie Guernsey
                                        -----------------------
                                     Name:  Lucie Guernsey
                                     Title: Director

                                    By: /s/ Richard Pearse
                                        -----------------------
                                     Name:  Richard Pearse
                                     Title: Executive Director

                                    THE BANK OF NOVA SCOTIA

                                    By: /s/ Vincent J. Fitzgerald, Jr.
                                        -------------------------------
                                     Name:  Vincent J. Fitzgerald, Jr.
                                     Title: Authorized Signatory

                                    DRESDNER BANK AG, NEW YORK &
                                    GRAND CAYMAN BRANCHES

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                                    By: /s/ Brian Haughney
                                        -----------------------
                                     Name:  Brian Haughney
                                     Title: Vice President

                                    By: /s/ William E. Lambert
                                        -----------------------
                                     Name:  William E. Lambert
                                     Title: Vice President

                                    FLEET NATIONAL BANK

                                    By: /s/ Patrick Bonebrake
                                        -----------------------
                                     Name:  Patrick Bonebrake
                                     Title: Director

                                    HSBC BANK USA

                                    By: /s/ Christopher J. Heusler
                                        ---------------------------
                                     Name:  Christopher J. Heusler
                                     Title: Vice President

                                    MIZUHO CORPORATE BANK, LTD.

                                    By: /s/ Raymond Ventura
                                        -----------------------
                                     Name:  Raymond Venture
                                     Title: Senior Vice President

                                    MORGAN STANLEY BANK

                                    By: /s/ Jaap L. Tonckens
                                        -----------------------
                                     Name:  Jaap L. Tonkens
                                     Title: Vice President

                                    THE BANK OF TOKYO-MITSUBISHI,
                                    LTD., NY BRANCH

                                    By: /s/ Spencer Hughes
                                        -----------------------
                                     Name:  Spencer Hughes
                                     Title: Authorized Signatory

                                    BEAR STEARNS CORPORATE LENDING
                                    INC.

                                    By: /s/ Victor F. Bulzacchelli
                                        ---------------------------
                                     Name:  Victor F. Bulzacchelli
                                     Title: Authorized Signatory

                                    COMMERZBANK AG, NEW YORK AND
                                    GRAND CAYMAN BRANCHES

                                    By: /s/ Robert S. Taylor, Jr.
                                        --------------------------
                                     Name:  Robert S. Taylor, Jr.
                                     Title: Senior Vice President

                                    By: /s/ Andrew P. Lusk
                                        -----------------------
                                     Name:  Andrew P. Lusk
                                     Title: Assistant Vice President

                                    MERRILL LYNCH BANK USA

                                    By: /s/ Louis Alder
                                        -----------------------
                                     Name:  Louis Alder
                                     Title: Vice President

                                    LEHMAN COMMERCIAL PAPER INC.

                                    By: /s/ Suzanne Flynn
                                        -----------------------
                                     Name:  Suzanne Flynn
                                     Title: Authorized Signatory

                                    SOCIETE GENERALE

                                    By: /s/ Mark Vigil
                                        -----------------------
                                     Name:  Mark Vigil
                                     Title: Managing Director

                                    MELLON BANK, NA

                                    By: /s/ Thomas J. Tarasovich, Jr.
                                        -----------------------------
                                     Name:  Thomas J. Tarasovich, Jr.
                                     Title: Lending Officer

                                    LLYODS TSB BANK PLC

                                    By: /s/ Windsor R. Davies
                                        -----------------------
                                     Name:  Windsor R. Davies

                                     Title: Director

                                    By: /s/ Richard M. Heath
                                        -----------------------
                                     Name:  Richard M. Heath
                                     Title: Vice President

                                    NATIONAL AUSTRALIA BANK
                                    A.C.N. 004044937

                                    By: /s/ Eduardo Salazar
                                        -----------------------
                                     Name:  Eduardo Salazar
                                     Title: Head, TMT - Americas

                                    NORDDEUTSCHE LANESBANK
                                    GIROZENTRALE NEW YORK AND/OR
                                    CAYMAN ISLANDS BRANCH

                                    By: /s/ Josef Haas
                                        -----------------------
                                     Name:  Josef Haas
                                     Title: Vice President

                                    By: /s/ Stephanie Finnen
                                        -----------------------
                                     Name:  Stephanie Finnen
                                     Title: Vice President

                                    SUMITOMO MITSUI BANKING
                                    CORPORATION

                                    By: /s/ Leo E. Pagarigan
                                        -----------------------
                                     Name:  Leo E. Pagarigan
                                     Title: Senior Vice President

                                    THE BANK OF NEW YORK

                                    By: /s/ Geoffrey C. Brooks
                                        -----------------------
                                     Name:  Geoffrey C. Brooks
                                     Title: Senior Vice President

                                    BoS (USA) INC.

                                    By: /s/ Joseph Fratus
                                        -----------------------
                                     Name:  Joseph Fratus
                                     Title: First Vice President

                                    UFJ BANK LIMITED

                                    By: /s/ Joseph E. Leo
                                        -----------------------
                                     Name:  Joseph E. Leo
                                     Title: Vice President

                                    CREDIT LYONNAIS NEW YORK
                                    BRANCH

                                    By: /s/ Patrick McCarthy
                                        -----------------------
                                     Name:  Patrick McCarthy
                                     Title: Vice President

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                           ACKNOWLEDGMENT AND CONSENT

                  Each of the undersigned parties to the Primary Guarantee, dated as of July 8, 2002 and as amended, supplemented or otherwise modified from time to time, made by the undersigned in favor of JPMorgan Chase Bank, as Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by the foregoing Amendment to the Agreement and (b) acknowledges and agrees that the guarantee of such party contained in the Primary Guarantee is, and shall remain, in full force and effect after giving effect to such Amendment and all prior modifications to the Agreement.

                                    AOL TIME WARNER INC.

                                    By: /s/ Raymond G. Murphy
                                        -----------------------
                                        Name:  Raymond G. Murphy
                                        Title: Vice President & Treasurer

                                    AMERICA ONLINE, INC.

                                    By: /s/ Raymond G. Murphy
                                        -----------------------
                                        Name:  Raymond G. Murphy
                                        Title: Vice President & Treasurer

                                    TIME WARNER INC.

                                    By: /s/ Raymond G. Murphy
                                        -----------------------
                                        Name:  Raymond G. Murphy
                                        Title: Vice President & Treasurer

                                    TURNER BROADCASTING SYSTEMS,
                                    INC.

                                    By: /s/ Raymond G. Murphy
                                        -----------------------
                                        Name:  Raymond G. Murphy
                                        Title: Vice President & Treasurer

                                    TIME WARNER COMPANIES, INC.

                                    By: /s/ Raymond G. Murphy
                                        -----------------------
                                        Name:  Raymond G. Murphy
                                        Title: Vice President & Treasurer